1 Second Quarter 2023 Corporate Update August 9, 2023 Exhibit 99.2

2 Forward-Looking Statements Certain statements in this Presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements about the financial condition, results of operations, earnings outlook and prospects of PureCycle Technologies, Inc. (“PCT”). Forward-looking statements generally relate to future events or our future financial or operating performance and may refer to projections and forecasts. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of PCT and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this presentation. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section of PCT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 entitled “Risk Factors,” those discussed and identified in other public filings made with the U.S. Securities and Exchange Commission (the “SEC”) by PCT and the following: PCT’s ability to obtain funding for its operations and future growth and to continue as a going concern; PCT's ability to meet, and to continue to meet, applicable regulatory requirements for the use of PCT's UPR resin in food grade applications (including in the United States, Europe, Asia and other international locations); PCT's ability to comply on an ongoing basis with the numerous regulatory requirements applicable to the UPR resin and PCT's facilities (including in the United States, Europe, Asia and future international locations); expectations and changes regarding PCT's strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and PCT's ability to invest in growth initiatives; the ability of PCT's first commercial-scale recycling facility in Lawrence County, Ohio (the “Ironton Facility”) appropriately certified by Leidos Engineering, LLC, following certain performance and other tests, and commence full-scale commercial operations in a timely and cost-effective manner; PCT's ability to complete the necessary funding with respect to, and complete the construction of t, (i) its first U.S. multi-line facility, located in Augusta, Georgia (the “Augusta Facility”); (ii) its first commercial-scale European plant located in Antwerp, Belgium and (iii) its first commercial-scale Asian plant located in Ulsan, South Korea, in a timely and cost-effective manner; PCT's ability to sort and process polypropylene plastic waste at its plastic waste prep ("Feed PreP") facilities; PCT's ability to maintain exclusivity under the Procter & Gamble Company license; the implementation, market acceptance and success of PCT's business model and growth strategy; the success or profitability of PCT's offtake arrangements; the ability to source feedstock with a high polypropylene content at a reasonable cost; PCT's future capital requirements and sources and uses of cash; developments and projections relating to PCT's competitors and industry; the outcome of any legal or regulatory proceedings to which PCT is, or may become a party, including the securities class action case; geopolitical risk and changes in applicable laws or regulations; the possibility that PCT may be adversely affected by other economic, business, and/or competitive factors, including rising interest rates, availability of capital, economic cycles, and other macro-economic impacts; turnover or increases in employees and employee-related costs; changes in the prices and availability of labor (including labor shortages), transportation and materials, including significant inflation, supply chain conditions and its related impact on energy and raw materials, and PCT's ability to obtain them in a timely and cost-effective manner; any business disruptions due to political or economic instability, pandemics, armed hostilities (including the ongoing conflict between Russia and Ukraine); the potential impact of climate change on PCT, including physical and transition risks, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms; and operational risk. Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of PCT prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. All subsequent written and oral forward-looking statements or other matters attributable to PCT or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Presentation. Except to the extent required by applicable law or regulation, PCT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Presentation or to reflect the occurrence of unanticipated events.

3 Ironton is Operational The technology works at scale It’s all about our team!

4 Improving Plant Performance Every Day Overview Ironton Growth Finance Digital Controls • Very strong process controls across facility with successful internal remote support • Born Digital benefits achieved through commissioning and problem identification Purification • Core technology operational and tested at commercial scale • Significant gains in operator knowledge & operating procedures Utilities • Successfully commissioned all technologies • Successfully operated to benchmark rates • No operational constraints PreP • Successfully commissioned all technologies • Identified small projects to process lower yield PP bales • Over 10M lbs of feedstock in inventory

5 Our Core Technology Works at Scale z Melt & Filter Mix & Extract Mix & Settle Filter Purify Separate Pelletize Equipment, infant mortality problems solved Works as expected Works as expected Works as expected Minor process redesign Works as expected Improved equipment design Ironton is operational and on track to achieving key milestones Overview Ironton Growth Finance

6 PureCycle Growth and Finance Update GROWTH FINANCE • Ramping up technical education with distribution partner for application support • Working closely with core partner brands to finalize consumer applications for UPR • Ramping up efforts to market UPR for international offtake customers • Secured the Augusta site • Initial site development in Augusta expected in 4Q23 • South Korea, Belgium, and Japan projects continue to progress • Extended $150M LOC through March 31, 2025 • Evaluating term sheets for incremental equipment financing • Expect to restart the project financing process of our Augusta site with a target closing date by year-end • Evaluating multiple financing options for Antwerp project Overview Ironton Growth Finance

7 Q2 2023 Liquidity Update Unrestricted Cash Changes: ▪ ($29.2M) Augusta and PreP ▪ ($5.8M) Ironton construction ▪ ($9.9M) Payroll/benefits including delayed payment of STI bonus ▪ ($12.5M) Ironton working capital, general corporate, insurance ▪ Access to additional liquidity through a $150M undrawn revolving credit facility Restricted Cash Changes: ▪ ($25.2M) Ironton construction ▪ ($9.0M) Interest payment ▪ ($8.1M) net Augusta construction ▪ $2.2M Augusta AEDA LOC ▪ $2.0M increase in other reserves Summary of Liquidity Changes PureCycle received $47.6M net financing proceeds during Q2 2023 (in millions) Mar 31, 2023 June 30, 2023 change Total Unrestricted $38.4 $28.9 ($9.5) Restricted Cash Plant 1 Project Fund (Ironton, OH) $25.2 - ($25.2) Augusta Construction Escrow 24.4 16.3 (8.1) Other Corporate Requirements 1.3 3.5 2.2 Reserve Requirements per Revenue Bonds General Liquidity Reserve 100.9 101.7 0.8 Capitalized Interest and Debt Reserves 50.2 41.2 (9.0) Other Required Reserves 23.5 24.7 1.2 Total Restricted $225.5 $187.4 ($38.1) Total Available $263.9 $216.3 ($47.6) Overview Ironton Global Finance

8 PureCycle Q2 Highlights 1 2 3 4 5 Extended our $150 million revolving line of credit thru March 31, 2025 Ironton technology questions are answered Closed on AEDA land transaction on June 30, 2023 Continue to advance Antwerp, Ulsan and Japan projects Completed two milestones with bondholders ahead of schedule